CONVERTIBLE BONDS	12 Months Ended
Dec. 31, 2013
CONVERTIBLE BONDS [Abstract]
CONVERTIBLE BONDS

NOTE 11:    CONVERTIBLE BONDS

On February 13, 2011, a major bondholder of the Company assigned and transferred to Sigma Wave all of its rights, title, obligations and interest in the convertible bonds and warrants held by it.

On November 8, 2011, a second bondholder assigned and transferred to Mr. Eliyahu Trabelsi all of its rights, title, obligations and interest in the under the convertible bonds and warrants held by it.

The assignments had no impact on the Company's assets or liabilities or its financial results.

During 2011 and 2012, Sigma Wave and Mr. Eliyahu Trabelsi accepted the Company's debt restructuring proposal with respect to their respective holdings in convertible bonds. As further detailed in Note 1c the bonds were settled by issuing shares and warrants and resulted in gains to the Company of $2,006 and $2,230 for the years 2011 and 2012 respectively.